UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2016

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 23, 2016, the stockholders of Energy Recovery, Inc. (the “Company”) approved the adoption of the Energy Recovery, Inc. 2016 Incentive Plan (the “2016 Plan”), which was previously approved by the Company’s Board of Directors. A summary of the 2016 Plan was included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 27, 2016 (the “Definitive Proxy Statement”), which summary is incorporated herein by reference. The summary of the 2016 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2016 Plan, which was attached as Appendix A to the Definitive Proxy Statement and is incorporated herein by reference as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description of Document
10.1	Energy Recovery, Inc. 2016 Incentive Plan incorporated herein by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 27, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2016

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
General Counsel